SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                            January 31, 1997
               Date of Report (Date of earliest event reported)


                             CELTIC INVESTMENT, INC.
            (Exact name of Registrant as specified in its charter)


            Delaware                33-37436-C             36-3729989
            State of            Commission File No.        IRS Employer
          Incorporation                                 Identification No.



                         17W220 22nd Street, Suite 420
                         Oakbrook Terrace, IL 60181
                   (Address of principal executive offices)

                                (630) 993-9010
                        (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets

      On February 14, 1997, the Registrant filed a Form 8-K to report on its acquisition of Salt Lake Mortgage Corp. The Registrant did not file copies of the financial statements of Salt Lake Mortgage and proforma financial statements of the Registrant and Salt Lake Mortgage with such Form 8-K. This Amended Form 8-K is filed for the purpose of filing such financial statements.

Item 7.  Financial Statements and Exhibits

      (a)   Pro Forma Financial Statements.

                  Celtic Investment, Inc. and Salt Lake Mortgage
                        For the 12 months ended June 30, 1996 - Unaudited
                        For the six months ended December 31, 1996 - Unaudited

      (b)   Financial Statements.

                  Salt Lake Mortgage - February 28, 1996 and February 29, 1995 - Audited.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 14, 1997               CELTIC INVESTMENT, INC.



                                    By /s/ Douglas P. Morris
                                        Douglas P. Morris
                                        President

                           PRO FORMA FINANCIAL DATA
                                 (Unaudited)


     The following unaudited consolidated pro forma balance sheet and a statements of operations have been derived from the statements of operations of the Company for the fiscal years ended June 30, 1996 and the six months ended December 31, 1996 and adjust such information to give the effect if the Recapitalization had occurred on July 1, 1995. The consolidated proforma statements are presented for informational purposes only and do not purport to be indicative of the results of operations or balance sheet conditions that actually would have resulted if the Recapitalization had been consummated on July 1,1995 nor which may result from future operations.


     Historically, the Company has not experienced a great deal of seasonality with results of operations. Accordingly, results during the first six months of the fiscal year have not been historically different than the balance of the year. The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the the Company's consolidated financial statements and related notes thereto contained in this Prospectus.

                                 CELTIC INVESTMENT, INC.
                 PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       for twelve month period ending June 30, 1996
                                       (Unaudited)

                                            ADVANTAGE
                                            REALTY &                         PROFORMA
                          CELTIC            SALT LAKE         PROFORMA       CELTIC
                          INVESTMENT         MORTGAGE         ADJUSTMENT     INVESTMENT


                         $                $                 $                $

 Total Revenues:           1,245,763        1,895,047              0           3,140,810


Interest expense              35,026             0                 0              35,026
                         ---------------   ------------      --------------   -----------


Income after interest
   expense                 1,210,737        1,895,047              0           3,105,784


Total operating expenses   1,380,739        1,745,029          90,870(1)       3,216,638
                           ----------       -----------      --------------   -----------


Net Income (loss) before
     Income Tax         $   (170,002)         150,018         (90,870)        (110,854)
Provision for Inco             N.A.            N.A.             N.A. (3)             0
                              -----         ----------        ---------       -----------


Net Income (loss) after
     Income Tax             (170,002)        150,018          (90,870)        (110,854)
                            ---------       ----------        ---------      ------------


Primary earnings (loss)
   per share                   (0.05)            0.14            0.00            (0.02)
                            ---------       ----------        ---------      -----------


Fully diluted earnings
     per share                 (0.05)            0.14            0.00            (0.02)
                            ----------      ----------        ---------      -----------

Weighted average
     shares outstanding     3,441,551        1,100,000              0         4,541,551
                            ---------       ----------        ---------      ------------

                                 CELTIC INVESTMENT, INC.
                 PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      for six month period ending December 31, 1996
                                       (Unaudited)



                                           ADVANTAGE
                                           REALTY &                            PROFORMA
                         CELTIC            SALT LAKE         PROFORMA          CELTIC
                         INVESTMENT         MORTGAGE         ADJUSTMENT        INVESTMENT


                       $                 $                 $                 $

 Total Revenues:          722,293             690,977             0           1,413,270


Interest expense           64,920                2,629            0             67,549
                       ------------      ----------------   ------------   --------------


Income after interest
   expense                657,373             688,348             0           1,345,721


                                                           (30,000)(2)
Total operating expenses  613,628             723,837       45,435(1)         1,352,900
                       --------------    ----------------  ------------    -------------


Net Income (loss) before
     Income Tax         $  43,745            (35,489)          (15,435)       (7,179)
Provision for Income Tax      N.A.            N.A.             N.A. (3)            0
                             -----       ---------------   ------------    ------------


Net Income (loss) after
     Income Tax            43,745            (35,489)          (15,435)      (7,179)
                      ---------------    --------------    ------------   ------------------



Primary earnings (loss)
   per share                0.01             ( 0.03)              0.00         0.00
                            ----             -------              ----       --------


Fully diluted earnings
     per share              0.01             ( 0.03)               0.00        0.00
                            ----            ---------            -------     --------

Weighted average
     shares outstanding  3,486,442        1,100,000                0.00      4,586,442
                        ------------     ----------              --------   -----------


           Notes to Pro Forma Condensed Consolidated Statement of Operations
                           For the Year ending June 30, 1996
                       and the Six Months Ended December 31, 1996



  (1) The Adjustment for the Goodwill expense reflects the 1,100,000 restricted share stock exchange between Celtic Investment and Salt Lake Mortgage/Advantage Realty. The calculation includes a 25% discount for the restrictive shares in the exchange and a 15 year amortization for the Goodwill.
          No adjustment has been made for the 1,000,000 restricted share options. These option shares have a exercise price of $3.00 per share are considered "out the money" at 12/31/96. Furthermore, issuance is contingent on the operating results of Salt Lake Mortgage and Advantage Realty. If and when the opinion shares are to be exercised and issued, these shares would also be restricted.


   (2) During the period from July 1,1996 to December 31, 1996 Celtic had expended approximately $30,000 with regard to the merger of Celtic Investment and Salt Lake Mortgage and Advantage Realty. These expense items are deemed to be acquisition costs and have been reversed.


     (3) Because of a net carry forward loss position, no income tax expense is required at this time.

                           CELTIC INVESTMENT, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                              December 31, 1996
                                 (Unaudited)

ASSETS
                                                  Advantage
                                                   Realty &
                                                  Celtic      Salt Lake        Proforma
            Celtic
                                   Investment     Mortgage    Adjustments      Investment

Cash                              $  640,853      $ 213,354   $              $   854,207
Receivables                        4,037,778         40,744                    4,078,522
Furniture, fixtures and equipment,
        0
   net of accumulated depreciation    56,272         96,202                      152,474
Deferred finance fees,
   net of accumulated amortization   120,312              0                      120,312
Prepaid expenses and other ass        16,301          2,613      70,000  (2)        88,914
Goodwill                                   0              0   1,410,570(1,3)     1,410,570
                                  -----------     ----------  ---------------  ------------



Total assets                   $   4,871,516     $  352,913    $1,480,570    $   6,704,999
                                   -----------  ------------  -------------  --------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and
    accrued expenses                 147,757        $82,347     $40,000(2)   $     270,104
Due to factoring clients           1,316,585            0                        1,316,585
Note payable -
- line of credit (Capital Factors)   524,654            0                          524,654
Capital leases, Deferred taxes             0         16,734                         16,734
                                 -------------     ----------                    ----------

Total liabilities                  1,988,996         99,081       40,000         2,128,077

Stockholders' equity :

Preferred stock                        -            100,000     -100,000(1)            0
Common stock                           3,306         26,000      -24,900(1)         4,406
Additional paid-in capital         4,232,904            0      1,671,775(1)     5,904,679
Retained Earning                  (1,281,144)       127,832       106305(1,3)  (1,259,617)
                                  -----------      --------    -----------


                           CELTIC INVESTMENT, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                              December 31, 1996
                           (Unaudited) - Continued


Total stockholders' equity        2,955,066    253,832    1,440,570   4,649,468

Less notes and interest receivable

 from shareholders                  (72,546)      0           0        (72,546)

                                  2,882,520    253,832    1,440,570  4,576,922


Total liabilities and
    stockholders' equity          4,871,516   $352,913   $1,480,570  6,704,999
                                  ---------   ---------  ----------  ---------

                Notes to Pro Forma Condensed Consolidated Balance Sheet


  (1) The Adjustment to record the exchange of the common and preferred shares of Salt Lake Mortgage shares and the common shares of Advantage Realty in exchange for those of Celtic Investment Inc.. A total of 1,100,000 shares were issued of which 500,000 shares are being held in escrow. The release of these escrow shares is based on a formula involving capital infusion occurs and operating profitability during the next two years. The calculation reflects a 25% discount on the 1,100,000 restricted shares and a 15 year amortization of the Goodwill net of the existing Salt Lake Mortgage/Advantage Realty balance sheet. Fair market value was used for the balance sheet valuation.


   (2) During the period from July 1,1996 to December 31, 1996 Celtic had expended approximately $30,000 in acquisition expense to acquire Salt Lake Mortgage and Advantage Realty. These items are acquisition costs related. In addition $40,000 more will be spent to complete the merger by Celtic. These amounts total approximately $70,000 and have been included in the Goodwill calculation.


     (3) Adjustment to record Goodwill Expense from July 1, 1995 at a rate of $90,870 per year.

           REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors
Salt Lake Mortgage Corp.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Salt Lake Mortgage Corp. as of February 29, 1996, and the related statements of operations, cash flows, changes in stockholder's equity, and analysis of net worth for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Salt Lake Mortgage Corp. as of February 29, 1996 and the results of its operations and its cash flows and its analysis of net worth and changes in stockholder's equity for the year then ended in conformity with generally accepted accounting principles.

May 28, 1996

                                    GERALD K. STRONG, CPA

                        SALT LAKE MORTGAGE CORP.

                             BALANCE SHEET

                           February 29, 1996

                                 ASSETS
CURRENT ASSETS:
Cash and cash equivalents (Note 2)                                $ 167,928
      Accounts receivable - trade, net of allowance
         for doubtful accounts of $810                               20,068
      Other current receivables                                      46,335
      Notes receivable                                               14,850
      Mortgage not receivable (Note 3)                               60,000
                                                                  ---------
         Total Current Assets                                       309,181

PROPERTY AND EQUIPMENT (NOTE 4):
      Vehicles                                                       32,899
      Furniture, equipment and computers                             71,800
      Less allowance for depreciation and amortization            (  30,400 )
                                                                    ---------
         Net Property and Equipment                                  74,299
                                                                    ---------
OTHER ASSETS:
      Refundable deposits                                             2,613
                                                                    ---------
                                                                  $ 386,093
                                                                    ---------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
      Accounts payable - trade                                    $  56,624
      Accrued fees, payroll and payroll taxes                        43,406
      Federal and state income taxes payable (Note 6)                 7,843
      Current portion capital leases (Note 5)                           638
                                                                    -------
                                                                    108,511
                                                                    -------
DEFERRED INCOME TAXES (NOTE 5)                                        3,080
                                                                    -------

                        SALT LAKE MORTGAGE CORP.
                       BALANCE SHEET - Continued
                           February 29, 1996

COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDER'S EQUITY:

      Preferred stock; $100 par value; 10,000
         shares authorized; 1,000 issued                           100,000
      Common stock; no par value; 2,050,000
         shares authorized; 50,000 issued                           25,000
      Retained earnings                                            149,502
                                                                   --------
         Total Stockholder's Equity                                274,502
                                                                  ---------
                                                                 $ 386,093
                                                                  _________

     The accompanying notes are an integral part of this statement

                        SALT LAKE MORTGAGE CORP.
                        STATEMENT OF OPERATIONS
                  For the Year Ended February 29, 1996


OPERATING REVENUES                                           $ 1,552,587

OPERATING COSTS AND EXPENSES:
      Promotion and advertising              $ 103,804
      Direct loan expense                      523,924
      Loan processing                          479,915
      Depreciation and amortization             12,054
      Appraisal expenses                         5,457
      General and administrative               418,977
                                             ---------

         Total Operating Expenses                              1,544,131
                                                              -----------

OPERATING INCOME                                                   8,456

OTHER INCOME (EXPENSE):
      Rental income                          $  20,015
      Interest income                            1,018
                                             ---------

                                                                  21,033
                                                              -----------



INCOME BEFORE INCOME TAXES                                        29,489
      Provision for income taxes (Note 6)                          8,620
                                                              -----------

NET INCOME                                                  $     20,869
                                                              -----------









The accompanying notes are an integral part of this statement

                        SALT LAKE MORTGAGE CORP.
                   STATEMENT OF STOCKHOLDER'S EQUITY
                  For the Year ended February 29, 1996






                                      Preferred     Common Stock     Retained
                                        Stock                        Earnings


BALANCES AT FEBRUARY 28, 1995       $  100,000      $  25,000      $ 128,633

Net earnings - 1996                       -              -            20,869
                                     ----------     ----------     ----------

BALANCES AT FEBRUARY 29, 1996       $  100,000       $ 25,000      $ 149,502
                                     ----------     ----------     ----------
































The accompanying notes are an integral part of this statement

                        SALT LAKE MORTGAGE CORP.
                   COMPUTATION OF ADJUSTED NET WORTH
                      To Determine Compliance With
                       HUD Net Worth Requirements
                           February 29, 1996





STOCKHOLDER'S EQUITY (NET WORTH) PER BALANCE SHEET    $274,502

      Less unacceptable assets                           -
                                                      --------

ADJUSTED NET WORTH FOR HUD REQUIREMENT PURPOSES       $ 274,502

                                                      --------

































     The accompanying notes are an integral part of this statement

                           SALT LAKE MORTGAGE
                        STATEMENT OF CASH FLOWS
                  For the Year Ended February 29, 1996





CASH FLOWS FROM OPERATING ACTIVITIES:

      Net income                                                   $  20,870
                                                                    ---------

      Adjustments to reconcile net income to net cash provided by operating activities:

         Depreciation and amortization                                12,054
         (Increase) decrease in accounts receivable                   17,521
         Increase (decrease) in accounts payable                      37,161
         Increase (decrease) in income taxes payable               (  26,984 )
         Increase (decrease) in deferred taxes payable                   777
                                                                    ---------

         Total adjustments                                            40,529

      ---------

      Net cash provided by operating activities                      61,399

      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:

      Cash invested in mortgage note                              ( 102,500 )
      Collections on mortgage note                                   42,500
      Increase in notes receivable                                (  46,645 )

      ---------

      Net cash (used) by investing activities                     ( 121,495 )
                                                                   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

      Principal payments under capital leases                     (   2,429 )
                                                                   ---------

      Net cash (used) by financing activities                     (   2,429 )
                                                                   ---------

                           SALT LAKE MORTGAGE
                        STATEMENT OF CASH FLOWS
                  For the Year Ended February 29, 1996



NET (DECREASE) IN CASH AND EQUIVALENTS                        (  62,525 )

Cash and equivalents, beginning                                 230,453
                                                               ---------

Cash and equivalents, ending                                  $ 167,928
                                                               ---------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Income taxes                                            $  34,404
                                                               ---------





































     The accompanying notes are an integral part of this statement.

                        SALT LAKE MORTGAGE CORP.
                     NOTES TO FINANCIAL STATEMENTS
                           February 29, 1996

1.  BUSINESS ACTIVITY

The Company was incorporated under the laws of the State of Utah on March 1, 1993. The Company is engaged as a mortgage loan broker; making loans to qualified borrowers and then reselling them to investors. The Company does not inventory or service the loans. Many loans are insured by FHA.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company uses the accrual method of accounting. Revenues are recognized at the time a loan is closed.

Depreciation and Amortization

Furniture, equipment and computers are carried at cost less accumulated depreciation and amortization. Depreciation is computed on the straight-line basis over estimated useful lives ranging from 5 to 10 years. Capitalized leases are amortized over 4 years.

Income Taxes

The Company conforms to the requirements of Financial Accounting Standards Statement No. 109 "Accounting for Income taxes."

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

3.  MORTGAGE NOTE RECEIVABLE

Mortgage note in the amount of $60,000 is due plus interest at 8% in two payments of $25,000 on or before April 1, 1996 and $35,000 on or before August 1, 1996. The debtor is an employee of the Company. The note is secured by residential property.

4.  PROPERTY AND EQUIPMENT

At February 29, 1996 components consist of:


                                      Property                Property Under
                                       Owned                  Capital Leases


Vehicles                              $ 32,899                $        -
Equipment                               53,476                     18,324
Depreciation and amortization         ( 16,657 )                 ( 13,743 )
                                       -------                    -------

                                      $ 69,718                    $ 4,581
                                       =======                    =======

                        SALT LAKE MORTGAGE CORP.
               NOTES TO FINANCIAL STATEMENTS - continued
                           February 29, 1996



5.  LEASE OBLIGATIONS

The Company operates primarily in leased facilities with no contingent payment provisions. Certain items of equipment and furnishings are also leased. Rent expense under operating leases consist of:



                                                  Fiscal 1996

      Rent - premises                               $61,292
      Rents - equipment and furnishings              29,732
                                                    -------


                                                    $91,024
                                                    =======


      Sublease rental income - premises             $20,015
                                                    =======



At February 29, 1996, the Company's minimum rental commitments under capital leases and noncancelable operating leases with initial or remaining terms of more than one year were as follows:

Years Ending                 Capital                                Operating
February 29                  Leases                                    Leases
                             ------                                    ------
1997                         $ 638                                   $ 72,673
1998                            -                                      70,228
1999                            -                                      71,685
2000                            -                                      73,243
2001                            -                                      74,579
After 2001                                                             12,467
                                                                       ------

Total minimum lease payments $ 638                                   $374,875
                                                                       ======
Less current obligations under
  capital leases               638
                              -----
Long-term capital lease
  obligations                 $  -
                              ======

                        SALT LAKE MORTGAGE CORP.
               NOTES TO FINANCIAL STATEMENTS - Continued
                           February 29, 1996




6.  INCOME TAXES

The provision for income tax expense for the current fiscal year consisted of the following:

                        Current                      $ 7,843
                        Deferred                         777
                                                      ------

                                                     $ 8,620

Deferred income tax provisions resulting from differences between accounting for financial statement purposes and accounting for tax purposes were as follows:

      Depreciation and amortization                  $ 3,080
                                                     -------

      Tax effects of timing differences              $ 3,080
                                                     =======

Deferred tax liabilities (assets) are composed of the following at February 29, 1996:
      Deferred tax liability                         $ 3,080
      Deferred tax assets                                -
      Valuation allowance                                -
                                                       -------


      Net deferred tax liability                     $ 3,080
                                                     =======

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors
Salt Lake Mortgage Corp.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Salt Lake Mortgage Corp. as of February 28, 1995, and the related statements of operations, cash flows, changes in stockholder's equity, and analysis of net worth for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we planed and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Salt Lake Mortgage Corp. as of February 28, 1995 and the results of its operations and its cash flows and its analysis of net worth and changes in stockholder's equity for the year then ended in conformity with generally accepted accounting principles.



May 26, 1995

                                             GERALD K. STRONG, CPA

                           SALT LAKE MORTGAGE CORP.
                                BALANCE SHEET
                              February 28, 1995

                                    ASSETS

CURRENT ASSETS:
      Cash and cash equivalents (Note 2)                       $230,453
      Accounts receivable - trade                                36,222
      Other current receivables                                  47,702
                                                                 ------

         Total Current Assets                                   314,377

PROPERTY AND EQUIPMENT (NOTE 4):
      Furniture, equipment and computers                         84,549
      Less allowance for depreciation
         and amortization                                     (  27,178 )
                                                               -------

         Net Property and Equipment                              57,371

OTHER ASSETS:
Refundable deposits                                               2,613

                                                               $374,361
                                                               ========

                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
      Accounts payable - trade                                 $ 49,309
      Accrued fees, payroll and taxes                            13,560
      Federal and state income taxes
         payable (Note 6)                                        34,827
      Current portion capital leases (Note 5)                    14,940
                                                                 ------


         Total Current Liabilities                              112,636

LONG TERM DEBT:
      Capital leases (net of current portion)                     5,790
                                                                  -----

DEFERRED INCOME TAXES (NOTE 6)                                    2,303
                                                                  -----

COMMITMENTS AND CONTINGENCIES (NOTE 5)

                           SALT LAKE MORTGAGE CORP.
                          BALANCE SHEET - Continued
                              February 28, 1995


STOCKHOLDERS' EQUITY:
      Preferred stock; $100 par value; 100,000
      shares authorized; 1,000 issued (Note 3)                  100,000
      Common stock; no par value; 2,050,000
         shares authorized; 50,000 issued                        25,000
      Retained earnings                                         128,632
                                                                -------

         Total Stockholders' Equity                             253,632
                                                                -------

                                                               $374,361
                                                               ========

        The accompanying notes are an integral part of this statement

                           SALT LAKE MORTGAGE CORP.
                           STATEMENT OF OPERATIONS
                     For the Year Ended February 28, 1995



OPERATING REVENUES                                                $ 1,290,012

OPERATING COSTS AND EXPENSES:
      Promotion and advertising                       $109,494
      Direct loan expense                              352,994
      Loan processing                                  306,241
      Depreciation and amortization                     16,962
      Appraisal expenses                                31,633
      General and administrative                       347,352

                                                      ---------

         Total Operating Expenses                                   1,164,676
                                                                   ----------

OPERATING INCOME                                                      125,336

OTHER INCOME (EXPENSE):
      Rental income                                 $  11,675
      Interest income                                   1,376
      Lapsed property option                         ( 13,000 )
                                                      ---------
                                                                          51
                                                                    ----------

INCOME BEFORE INCOME TAXES                                           125,387
      Provision for income taxes (Note 6)                             37,130
                                                                    ----------

NET INCOME                                                      $     88,257
                                                                    -----------







        The accompanying notes are an integral part of this statement

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                           SALT LAKE MORTGAGE CORP.
                      STATEMENT OF STOCKHOLDER'S EQUITY
                     For the Year Ended February 28, 1995






                                      Preferred     Common Stock     Retained
                                        Stock                        Earnings


BALANCES AT FEBRUARY 28, 1994         $ 250,000       $  25,000       $ 40,375

Redemption of preferred stock         ( 150,000)           -              -
Net earnings - 1995                        -               -            88,257

                                                     ----------      ----------
BALANCES AT FEBRUARY 28, 1995         $  100,000       $ 25,000       $ 128,632
                                      ===========    ==========      ==========


























         The accompanying notes are an integral part of this statement

                           SALT LAKE MORTGAGE CORP.
                           STATEMENT OF CASH FLOWS
                     For the Year Ended February 28, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:

      Net income                                     $   88,257
                                                       --------
      Adjustments  to  reconcile  net income
      to net cash  provided by  operating
      activities:

         Depreciation and amortization                   29,962
         (Increase) decrease in accounts receivable   (  27,190)
         Increase (decrease) in accrued liabilities    (386,665)
         Increase (decrease) in income taxes payable     25,202
         Increase (decrease) in deferred taxes payable    2,303
                                                       --------

         Total adjustments                             (356,388)
                                                       --------

      Net cash (used) by operating activities          (268,131)
                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES:

      Redemption of preferred stock                    (150,000)
      Principal payments under capital leases          ( 14,940)
                                                       --------

      Net cash (used) by financing activities          (164,940)
                                                       --------

NET (DECREASE) IN CASH AND EQUIVALENTS                 (433,071)

Cash and equivalents, beginning                         663,524
                                                       --------

Cash and equivalents, ending                          $ 230,453
                                                       --------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Income taxes                                    $   9,625

        The accompanying notes are an integral part of this statement

                           SALT LAKE MORTGAGE CORP.
                      COMPUTATION OF ADJUSTED NET WORTH
                         To Determine Compliance With
                          HUD Net Worth Requirements
                              February 28, 1995





STOCKHOLDERS' EQUITY (NET WORTH) PER
   BALANCE SHEET                                       $253,632

      Less unacceptable assets                             -
                                                       --------

ADJUSTED NET WORTH FOR HUD REQUIREMENT
    PURPOSES                                           $253,632
                                                       --------

























        The accompanying notes are an integral part of this statement

                           SALT LAKE MORTGAGE CORP.
                        notes to financial statements
                              February 28, 1995


1.  BUSINESS ACTIVITY

The Company was incorporated under the laws of the State of Utah on March 1, 1993. The Company is engaged as a mortgage loan broker; making loans to qualified borrowers and then reselling them to investors. The Company does not inventory or service the loans. Many loans are insured by FHA.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company uses the accrual method of accounting. Revenues are recognized at the time a loan is closed.

Depreciation and Amortization

Furniture, equipment and computers are carried at cost less accumulated depreciation and amortization. Depreciation is computed on the straight-line basis over estimated useful lives ranging from 5 to 10 years. Capitalized leases are amortized over 4 years.

Income Taxes

The Company conforms to the requirements of Financial Accounting Standards Statement No. 109 "Accounting for Income taxes."

Cash Equivalents

For Purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

3.  REDEMPTION OF PREFERRED STOCK

During the current fiscal year, the Company redeemed 1,500 shares of preferred stock at par of $100 per share.

4.  PROPERTY AND EQUIPMENT

At February 2, 1995, components consist of:

                                                  Property       Property Under
                                                    Owner        Capital Leases

Equipment                                         $ 39,729        $ 44,820


Depreciation and Amortization                      ( 9,662)        (17,516)
                                                   --------         -------


                                                  $ 30,067         $ 27,304
                                                  ========         ========

5.  LEASE OBLIGATIONS

The Company operates primarily in leased facilities with no contingent payment provisions. Certain items of equipment and furnishings are also leased. Rent expense under operating leases consist of:
                                                      Fiscal 1995
      Rent - premises                                  $ 54,450
      Rents - equipment and furnishings                  58,678
                                                         ------

                                                      $ 113,218
                                                      =========
      Sublease rental income - premises               $  11,675
                                                      =========

At February 28, 1995, the Company's minimum rental commitments under capital leases and noncancelable operating leases with initial or remaining terms of more than one year were as follows:

Years Ending                     Capital                  Operating
February 28                      Leases                   Leases

1996                           $ 14,940                   $ 61,248
1997                              5,790                     10,640
1998                               -                          -
1999                               -                          -
2000                               -                          -
After 2000                         -                          -
                            ---------------               _____________
Total minimum lease payments     20,730                   $ 71,888
                                                          ========
Less current obligations under
  capital leases                 14,940
                                 ------
Long-term capital lease
  obligations                   $ 5,790
                                =======

                           SALT LAKE MORTGAGE CORP.
                  NOTES TO FINANCIAL STATEMENTS - Continued
                              February 28, 1995



6.  INCOME TAXES

The provision for income tax expense for the current fiscal year consisted of the following:

                        Current                         $34,827
                        Deferred                          2,303

                                                        $37,130

Deferred income tax provisions resulting from differences between accounting for financial statement purposes and accounting for tax purposes were as follows:

            Depreciation and amortization               $ 2,303
                                                        -------

            Tax effects of timing differences           $ 2,203
                                                        =======

Deferred tax liabilities (assets) are composed of the following at February 28, 1995:

            Deferred tax liability                      $ 2,203
            Deferred tax assets                            -
            Valuation allowance                            -
                                                        -------

            Net deferred tax liability                  $ 2,203
                                                        =======

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